EXHIBIT 10.8


                            INDEMNIFICATION AGREEMENT


         THIS AGREEMENT is made and entered into this ____day of _______, 1997 by and between PerArdua Corporation, a Delaware corporation ("Corporation"), and ______________("Director").

                                    RECITALS:

         A. Director currently serves as a member of Corporation's Board of Directors and performs a valuable service in such capacity for Corporation;

         B. The Certificate of Incorporation (the "Certificate") provides for the indemnification of the officers, directors, agents and employees of Corporation to the maximum extent authorized by Section 145 of the Delaware General Corporation Law, as amended (the "Law");

         C. The Certificate and the Law, by their non-exclusive nature, permit contracts between Corporation and its directors with respect to indemnification of directors of Corporation;

         D. In accordance with the authorization as provided by the Law, Corporation may from time to time purchase and maintain a policy or policies of directors and officers liability insurance ("D & O Insurance"), covering certain liabilities which may be incurred by its directors and officers in the performance of services as directors and officers of Corporation;

         E. As a result of developments affecting the terms, scope and availability of D & O Insurance there exists general uncertainty as to the extent and overall desirability of protection afforded directors by such D & O Insurance, if any, and by indemnification provisions set forth in the Certificate and the Law; and

         F. In order to induce Director to continue to serve as a member of Corporation's Board of Directors, Corporation has determined and agreed to enter into this contract with Director.

         NOW, THEREFORE, in consideration of Director's continued service as a member of Corporation's Board of Directors after the date hereof, the parties hereto agree as follows:

         1. INDEMNITY OF DIRECTOR. Corporation agrees to hold harmless and indemnify Director to the fullest extent authorized or permitted by the provisions of the Law, as it may be amended from time to time.

         2.  ADDITIONAL  INDEMNITY.  Subject only to the exclusions set forth in
Section 3 hereof,  Corporation  further  agrees to hold  harmless and  indemnify
Director:







                  (a) against any and all legal expenses (including attorneys' fees), witness fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by Director in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of Corporation) to which Director is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Director is, was or at any time becomes a director, officer, employee or agent of Corporation, or is or was serving or at any time serves at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

                  (b) otherwise to the fullest extent as may be provided to Director by Corporation under the non-exclusivity provisions of the Certificate of Corporation and the Law.

         3.  LIMITATIONS  ON  ADDITIONAL  INDEMNITY.  No  indemnity  pursuant to
Section 2 hereof shall be paid by Corporation:

                  (a) except to the extent the aggregate of losses to be indemnified thereunder exceeds the sum of such losses for which Director is indemnified pursuant to Section 1 hereof or pursuant to any D & O Insurance purchased and maintained by Corporation;

                  (b) in respect of remuneration paid to Director if it shall be
determined  by  a  final  judgment  or  other  final   adjudication   that  such
remuneration was in violation of law;

                  (c) on account of any action, suit or proceeding in which judgment is rendered against Director for an accounting of profits made from the purchase or sale by Director of securities of Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

                  (d) on account of Director's conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct;

                  (e) on account of Director's conduct which is the subject of an action, suit or proceeding described in Section 7(c)(ii) hereof;

                  (f) on account of or arising in response to any action, suit or proceeding (other than an action, suit or proceeding referred to in Section 8(b) hereof) initiated by Director or any of Director's affiliates against Corporation or any officer, director or stockholder of Corporation unless such action, suit or proceeding was authorized in the specific case by action of the Board of Directors of Corporation;


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                  (g) on account of any action, suit or proceeding to the extent that Director is a plaintiff, a counter-complainant or a cross-complainant therein (other than an action, suit or proceeding permitted by Section 3(f) hereof); or

                  (h) if a final decision by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both Corporation and Director have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication).

         4. CONTRIBUTION. If the indemnification provided in Sections 1 and 2 is unavailable and may not be paid to Director for any reason other than those set forth in paragraphs (b) through (g) of Section 3, then in respect of any threatened, pending or completed action, suit or proceeding in which Corporation is or is alleged to be jointly liable with Director (or would be if joined in such action, suit or proceeding), Corporation shall contribute to the amount of expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Director in such proportion as is appropriate to reflect (i) the relative benefits received by Corporation on the one hand and Director on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of Corporation on the one hand and of Director on the other hand in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of Corporation on the one hand and of Director on the other hand shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

         5.       CONTINUATION OF OBLIGATIONS.

                  (a) All agreements and obligations of Corporation contained herein shall continue during the period Director is a director, officer, employee or agent of Corporation (or is or was serving at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Director shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Director was serving Corporation or such other entity in any capacity referred to herein.

                  (b)  For  six  years  after  the  effective  time  of (i)  the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any
reorganization,   merger  or   consolidation)   or  (ii)  the  sale  of


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all or  substantially  all of the  assets  of the  Corporation  by  means of any transaction or series of related  transactions,  the  Corporation (to the extent
the   Corporation   is  not  the   continuing   or  surviving   person  of  such
reorganization, merger, consolidation or sale) shall cause the acquiring, continuing or surviving corporation to (x) indemnify and hold harmless Director in accordance with Sections 1 and 2 hereof, (y) provide contributions in accordance with Section 4 hereof, and (z) use its best efforts to provide D&O Insurance on terms substantially similar to the terms of the Corporation's then current D&O Insurance policy in effect on the date thereof, or any other arrangement reasonably satisfactory to Director, in respect of acts or omissions occurring on or prior to the effective time of the reorganization, merger, consolidation or sale.

         6. NOTIFICATION AND DEFENSE OF CLAIM. Not later than thirty (30) days after receipt by Director of notice of the commencement of any action, suit or proceeding, Director will, if a claim in respect thereof is to be made against Corporation under this Agreement, notify Corporation of the commencement thereof; but the omission so to notify Corporation will not relieve it from any liability which it may have to Director otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Director notifies Corporation of the commencement thereof:

                  (a) Corporation will be entitled to participate therein at its own expense;

                  (b) except as otherwise provided below, to the extent that it may wish, Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Director. After notice from Corporation to Director of its election to assume the defense thereof, Corporation will not be liable to Director under this Agreement for any legal or other expenses subsequently incurred by Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Director shall have the right to employ his or her own counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from Corporation of its assumption of the defense thereof shall be at the expense of Director unless (i) the employment of counsel by Director has been authorized by Corporation, (ii) Director shall have reasonably concluded that there may be a conflict of interest between Corporation and Director in the conduct of the defense of such action or (iii) Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Director's separate counsel shall be at the expense of Corporation. Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of Corporation or as to which Director shall have made the conclusion provided for in (ii) above; and

                  (c) Corporation shall not be liable to indemnify Director under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty, out-of-pocket liability, or limitation on


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Director without  Director's written consent.  Neither  Corporation nor Director will unreasonably withhold its or his or her consent to any proposed settlement.

         7.       ADVANCEMENT AND REPAYMENT OF EXPENSES.

                  (a) In the event that Director employs his or her own counsel pursuant to Section 6(b)(i) through (iii) above, Corporation shall advance to Director, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten (10) days after receiving copies of invoices presented to Director for such expenses.

                  (b) Director agrees that Director will reimburse Corporation for all reasonable expenses paid by Corporation in defending any civil or criminal action, suit or proceeding against Director in the event and only to the extent it shall be ultimately determined by a final judicial decision (from which there is no right of appeal) that Director is not entitled, under the provisions of the Law, the Certificate, this Agreement or otherwise, to be indemnified by Corporation for such expenses.

                  (c) Notwithstanding the foregoing, Corporation shall not be required to advance such expenses to Director if Director (i) commences any action, suit or proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors or (ii) is a party to an action, suit or proceeding brought by Corporation and approved by a majority of the Board which alleges willful misappropriation of corporate assets by Director, disclosure of confidential information in violation of Director's fiduciary or contractual obligations to Corporation, or any other willful and deliberate breach in bad faith of Director's duty to Corporation or its stockholders.

         8.         ENFORCEMENT.

                  (a) Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on Corporation hereby in order to induce Director to continue as a Director of Corporation, and acknowledges that Director is relying upon this Agreement in continuing in such capacity.

                  (b) In the event Director is required to bring any action to enforce rights or to collect amounts due under this Agreement and is successful in such action, Corporation shall reimburse Director for all of Director's reasonable fees and expenses in bringing and pursuing such action.

         9. SUBROGATION. In the event of payment under this Agreement, Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Director, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable Corporation effectively to bring suit to enforce such rights.


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         10. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Director by this
Agreement shall not be exclusive of any other right which Director may have or hereafter acquire under any statute, provision of Corporation's Certificate or Bylaws, agreement, vote of stockholders or Officers, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office.

         11. SURVIVAL OF RIGHTS. The rights conferred on Director by this Agreement shall continue after Director has ceased to be a director, officer, employee or other agent of Corporation or such other entity and shall inure to the benefit of Director's heirs, executors and administrators.

         12. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any or all of the provisions hereof shall be held to be invalid or unenforceable to any extent for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof or the obligation of
Corporation to indemnify Director to the full extent provided by the Certificate, the Corporation's Bylaws or the Law, and the affected provision shall be construed and enforced so as to effectuate the parties' intent to the maximum extent possible.

         13. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the internal laws of the State of Delaware.

         14. BINDING EFFECT. This Agreement shall be binding upon Director and upon Corporation, its successors and assigns, and shall inure to the benefit of Director, his or her heirs, personal representatives and assigns and to the benefit of Corporation, its successors and assigns.

         15. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless set forth in a writing signed by both parties hereto.


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         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement on and as of the day and year first above written.




                                             PERARDUA CORPORATION


                                             By:
                                                -----------------------
                                             Its:
                                                -----------------------


                                             --------------------------
                                             Director



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